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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-46417 and 333-61161) of Landmark Systems Corporation of our report dated February 15, 1999, appearing in this Form 10-K.

PricewaterhouseCoopers LLC

McLean, Virginia
March 29, 1999


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